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                                                                     EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-88049) of Kennametal Inc. of our report dated June 28, 2002 relating to the financial statements of the Greenfield Industries, Inc. Retirement Income Savings Plan, which appears in this Form 11-K for the year ended December 31, 2001.


                                               /s/ PricewaterhouseCoopers LLP
                                               ------------------------------
                                               PricewaterhouseCoopers LLP



Pittsburgh, Pennsylvania
June 28, 2002